                                                                      EXHIBIT 21

                                   State of
  Name of Company                Organization         Location          Nature of Business
======================           =============    =================    =====================

NiSource Inc.                    Indiana          Merrillville,        Holding company
                                                  Indiana

NiSource Corporate               Indiana          Merrillville,        Management services
 Services Company                                 Indiana

Hamilton Harbour                 Indiana          Merrillville,        Captive insurance
 Insurance Services, Ltd.                         Indiana              program

NI Telecomm, Inc.(7)             Indiana          Merrillville,        Inactive
                                                  Indiana

Crossroads Pipeline              Indiana          Merrillville,        Interstate gas
 Company (7)                                      Indiana              transmission

NiSource Capital Markets,        Indiana          Hammond,             Funding agent for
 Inc.                                             Indiana              all subsidiaries
                                                                       other than Northern
                                                                       Indiana Public Service
                                                                       Company

NEM Acquisition                  Indiana          Merrillville,        Holding company
 Corp. (25)                                       Indiana

IWC Resources                    Indiana          Indianapolis,        Holding company
 Corporation                                      Indiana

Indianapolis Water               Indiana          Indianapolis,        Water company
 Company (1)                                      Indiana

Harbour Water                    Indiana          Indianapolis,        Water company
 Corporation (1)                                  Indiana

Liberty Water                    Indiana          Indianapolis,        Water company
 Corporation (1)                                  Indiana

Utility Data                     Indiana          Indianapolis,        Provides customer
 Corporation (1)                                  Indiana              billing and data
                                                                       processing services

IWC Services, Inc.               Indiana          Indianapolis,        Majority partner
 (1)                                              Indiana              in wastewater
                                                                       treatment
                                                                       facilities

White River                      Indiana          Indianapolis,        Operator of waste-
 Environmental                                    Indiana              water treatment
 Partnership (2)                                                       plants

Waterway Holdings, Inc.          Indiana          Indianapolis,        Real-estate
 (1)                                              Indiana              development

SM&P Utility Resources,          Indiana          Indianapolis,        Provides utility
 Inc. (1)                                         Indiana              locate and
                                                                       marking services

Miller Pipeline                  Indiana          Indianapolis,        Pipeline
 Corporation (1)                                  Indiana              construction

Primary Energy, Inc.             Indiana          Merrillville,        Arranges energy-
                                                  Indiana              related projects

Harbor Coal Company (3)          Indiana          Merrillville,        Coal pulverization
                                                  Indiana              project company

Lakeside Energy                  Indiana          Merrillville,        Electric generator
 Corporation (3)                                  Indiana              project company

North Lake Energy                Indiana          Merrillville,        Electric generation
 Corporation (3)                                  Indiana              project company

Portside Energy                  Indiana          Merrillville,        Power generation
 Corporation (3)                                  Indiana              project company

Cokenergy, Inc. (3)              Indiana          Merrillville,        Power generation
                                                  Indiana              project company

Ironside Energy                  Indiana          Merrillville,        Power generation
 Corporation (3)                                  Indiana              project company

Ironside Energy LLC (3)          Indiana          Merrillville,        Power generation
                                                  Indiana              project company

Whiting Clean                    Indiana          Merrillville,        Power generation
 Energy, Inc. (3)                                 Indiana              project company

Northern Indiana Public          Indiana          Hammond,             Electric and
 Service Company                                  Indiana              gas utility

NIPSCO Exploration               Indiana          Hammond,             Gas exploration
 Company, Inc. (4)                                Indiana              investment in
                                                                       off-shore Gulf of
                                                                       Mexico oil and
                                                                       gas leases

Shore Line Shops,                Indiana          Hammond,             Real estate
 Incorporated (4)                                 Indiana              purchase and sale
                                                                       of transferred
                                                                       employees
                                                                       residences

NI Energy Services,              Indiana          Merrillville,        Holding company for
 Inc.                                             Indiana              energy-related
                                                                       diversified
                                                                       projects and
                                                                       subsidiaries

Market Hub Partners,             Delaware         Wilmington,          General partner of
 Inc. (6)                                         Delaware             Market Hub Partners, L.P.

Market Hub Partners,             Delaware         Houston,             Natural gas
 L.P. (5)(22)                                     Texas                storage

NI Fuel Company,                 Indiana          Merrillville,        Investments in
 Inc. (25)                                        Indiana              gas and oil
                                                                       ventures

Bristol Resources                Delaware         Tulsa,               Oil and gas
 Production Company,                              Oklahoma             exploration
 L.L.C. (8)                                                            and production

NFCO Acquisition Company         Texas            Dallas,              Investment in
 (9)                                              Texas                gas and oil
                                                                       properties

NI-TEX, Inc. (25)                Indiana          Merrillville,        Gas supply and
                                                  Indiana              transportation

NI-TEX Gas Services,             Delaware         Dallas,              Gas storage
 Inc. (25)                                        Texas

Laredo Nueces Pipeline           Texas            Dallas,              Intrastate gas
 Company (20)                                     Texas                pipeline company

Midtex Gas Storage               Texas            Matagorda            Gas storage and
 Company, L.L.P. (21)                             County, Texas        intrastate pipeline
                                                                       company

NESI Energy Marketing,           Indiana          Merrillville,        Marketing of natural
 L.L.C. (10) (11)                                 Indiana              gas energy and
                                                                       energy services

Green Fuels, Inc. (7)            Indiana          Merrillville,        Alternative
                                                  Indiana              fuels

NI Energy Services               Indiana          Merrillville,        Gas Pipeline
 Transportation, Inc. (25)                        Indiana

NESI Power Marketing,            Indiana          Merrillville,        Inactive
 Inc. (7)                                         Indiana

EnergyUSA Retail,                Indiana          Merrillville,        Retail gas
 Inc. (25)                                        Indiana              marketing

EnergyUSA Consumer               Massachusetts    Taunton,             Holding company
 Products Group, Inc.(33)                         Massachusetts


EnergyUSA Commercial             Indiana          Merrillville,        Energy consulting for
Energy Services, Inc. (25)                        Indiana              commercial lighting

NIPSCO Energy Services           Alberta          Calgary,             Holding company
 Canada, Ltd. (7)                                 Alberta, Canada      for subsidiaries

NESI Canadian Holdings,          Indiana          Merrillville,        Holding company for
 Inc. (25)                                         Indiana             energy-related
                                                                       diversified projects
                                                                       and subsidiaries

Portland Natural Gas             Maine            Portsmouth,          Gas pipeline
 Transmission System (23)                         New Hampshire

NESI Energy Marketing            Alberta          Calgary,             Inactive
 Canada, Ltd. (12)                                Alberta, Canada      (In bankruptcy)

NiSource Development             Indiana          Merrillville,        Holding company
 Company, Inc.                                    Indiana              (including real
                                                                       estate development
                                                                       investments)

Analytic Systems                 Indiana          Hobart,              Fluid filtration
 Laboratories, Inc. (13)                          Indiana              systems

Protonics Research, Inc.         Indiana          Merrillville,        Energy research
 (13)                                             Indiana              and development

JOF Transportation               Indiana          Merrillville,        Rail freight
 Company (14)                                     Indiana              venture

KOGAF Enterprises, Inc.          Indiana          Kokomo,              Real estate
 (14)                                             Indiana              investments

Lake Erie Land Company (14)      Indiana          Merrillville,        Development
                                                  Indiana              of commercial
                                                                       and residential
                                                                       real estate

South Works Power                Indiana          Merrillville,        Holds a lease
 Company (14)                                     Indiana

SCC Services, Inc. (15)          Indiana          Merrillville,        Operation of
                                                  Indiana              golf course

Illinois Indiana                 Illinois         Merrillville,        Rail freight
 Development Co., LLC (34)                        Indiana              venture

N Squared Aviation,              Delaware         Griffith,            Aircraft
 LLC (16)                                         Indiana              leasing

NDC Douglas Properties,          Indiana          Merrillville,        Affordable
 Inc. (14)                                        Indiana              housing projects

Customer Information             Indiana          Merrillville,        Consulting services
 Services, Inc. (14)                              Indiana              for customer
                                                                       information systems

Cardinal Property                Indiana          Merrillville,        Building and
 Management, Inc. (14)                            Indiana              property
                                                                       management

Progeni, Inc.                    Illinois         Chicago,             Energy product
 (14)                                             Illinois             development

Sun Power                        California       Sunnyvale,           Silicon-based
 Corporation (19)                                 California           semiconductor
                                                                       products

Kokomo Gas and Fuel              Indiana          Kokomo,              Gas utility
 Company                                          Indiana

KGF Trading                      Indiana          Kokomo,              Inactive
 Company (18)                                     Indiana

Northern Indiana Fuel and        Indiana          Auburn,              Gas utility
 Light Company, Inc.                              Indiana

Northern Indiana Trading         Indiana          Auburn,              Gas brokering
 Company, Inc.(17)                                Indiana

NIPSCO Capital Trust I           Delaware         Merrillville,        Business trust
                                                  Indiana              which issues
                                                                       securities

Bay State Gas Company            Massachusetts    Westborough,         Gas utility
                                                  Massachusetts

Bay State GPE, Inc.(24)          Massachusetts    Westborough,         Electric generation
                                                  Massachusetts

Northern Utilities,              New Hampshire    Portsmouth,          Gas utility
 Inc. (24)                                        New Hampshire

Lawrence Water Company,          Indiana          Lawrence,            Water company
 Inc. (1)                                         Indiana

IWC Morgan Water                 Indiana          Morgan County,       Water company
 Company (1)                                      Indiana

The Darlington Water             Indiana          Darlington,          Water company
 Works Company (1)                                Indiana

Watertech Operational            Indiana          Indianapolis,        Services company
 Services, Inc. (1)                               Indiana

IWCR Management                  Indiana          Indianapolis,        Services company
 Services Company (1)                             Indiana

Irishman's Run                   Indiana          Zionsville,          Acquisition vehicle
 Acquisition Corp. (1)                            Indiana              of IWC Resources Corporation

Colcom, Incorporated (1)         Texas            Austin,              Provides utility
                                                  Texas                locate and marking
                                                                       services

UGTI /d.b.a./Underground         California       Ventura,             Provides utility
 Technology, Inc. (35)                            California           locate and marking
                                                                       services

EnergyUSA, Inc.                  Indiana          Merrillville,        Holding company
                                                  Indiana

EnergyUSA Inc. (25)              Massachusetts    Taunton,             Propane company
                                                  Massachusetts

EnergySPE, Inc. (31)             Massachusetts    Taunton,             Lighting services
                                                  Massachusetts

Savage Alert, Inc. (31)          Connecticut      Bloomfield,          Holding company
                                                  Connecticut

Savage-Engineering,              Connecticut      Bloomfield,          Engineering services
 Inc. (36)                                        Connecticut

Alert, Inc. (36)                 Connecticut      Bloomfield,          Design and
                                                  Connecticut          construction management

Alert Air Systems,               Massachusetts    Bloomfield,          HVAC contracting services
 Inc. (36)                                        Connecticut

Brayer Energy                    California       Irwindale,           Energy efficient
 Solutions, Inc. (36)                             California           lighting

Alert Mechanical                 Connecticut      Bloomfield,          HVAC contracting services
 Services, Inc. (36)                              Connecticut

EnergyUSA-TCP                    Delaware         Houston,             Gas marketing
 Corp. (25)                                       Texas

TPC Electric                     Delaware         Houston,             Power marketing
 Corporation (26)                                 Texas

Evangeline Development           Delaware         Houston,             Land development
 Corporation (26)                                 Texas

Allison Development              Delaware         Houston,             Land development
 Company (26)                                     Texas

Copiah County Storage            Mississippi      Copiah,              Real estate
 Company (37)                                     Mississippi          holding company

Wolverine Land                   Michigan         Houston,             Land development
 and Development                                  Texas
 Corporation(27)

Farmington Properties            Pennsylvania     Wellsboro,           Land development
 Inc. (27)                                        Pennsylvania

TPC Gas Storage                  Delaware         Houston,             Holding company
 Services, Inc. (26)                              Texas

TPC Transmission, Inc. (26)      Delaware         Houston,             Inactive


Moss Bluff Development           Delaware         Houston,             Land development
 Corporation (32)                                 Texas

MB Acquisition                   Delaware         Houston,             Land development
 Corporation (27)                                 Texas

TPC Gas Storage                  Delaware         Houston,             Holding company
 Services, L.P. (27)                              Texas

Tioga Gas Storage                Delaware         Houston,             Holding company
 Company (27)                                     Texas

NiSource Pipeline                Indiana          Merrillville,        Holding company
 Group, Inc.                                      Indiana

Granite State Gas                New Hampshire    Westborough,         Pipeline
 Transmission, Inc. (29)                          Massachusetts

Natural Gas Development          Massachusetts    Westborough,         Holding company
 Inc. (30)                                        Massachusetts

Portland Natural Gas             Maine            Portsmouth,          Gas pipeline
 Transmission System (38)                         New Hampshire

Bay State Energy                 Massachusetts    Westborough,         Inactive
 Enterprises,                                     Massachusetts
 Inc. (30)

LNG Development Corp. (30)       Massachusetts    Westborough,         Inactive
                                                  Massachusetts

PNGTS Holding Corp. (29)         Indiana          Merrillville,        Holding company
                                                  Indiana

Portland Natural Gas             Maine            Portsmouth,          Gas pipeline
 Transmission System (39)                         New Hampshire

TPC Storage Holding              Delaware         Houston,             Holding company
 Corp. (28)                                       Texas

Market Hub                       Delaware         Houston,             Natural gas
 Partners, L.P. (40)                              Texas                storage

Copiah County                    Mississippi      Copiah County,       Real estate
 Storage Company (41)                             Mississippi          holding company

Market Hub                       Delaware         Wilmington,          General partner of
 Partners, Inc. (42)                              Delaware             Market Hub Partner, L.P.


     (1)   Wholly-owned subsidiary of IWC Resources Corporation.
     (2)   Majority-owned interest of IWC Services, Inc.
     (3)   Wholly-owned subsidiary of Primary Energy, Inc.
     (4)   Wholly-owned subsidiary of Northern Indiana Public Service Company.
     (5)   Minority-owned partnership of NI Energy Services, Inc.
     (6)   Minority-owned interest of NI Energy Services, Inc.

     (7)   Wholly-owned subsidiary of NI Energy Services, Inc.
     (8)   Majority-owned interest of NI Fuel Company, Inc.
     (9)   Wholly-owned subsidiary of NI Fuel Company, Inc.
     (10)  Majority-owned interest of EnergyUSA, Inc. (IN).
     (11)  Minority-owned interest of NEM Acquisition Corp.
     (12)  Majority-owned subsidiary of NiSource Energy Services Canada Ltd.
     (13)  Majority-owned subsidiary of NiSource Development Company, Inc.
     (14)  Wholly-owned subsidiary of NiSource Development Company, Inc.
     (15)  Wholly-owned subsidiary of Lake Erie Land Company.
     (16)  Minority-owned interest of NiSource Development Company, Inc.
     (17)  Wholly-owned subsidiary of Northern  Indiana Fuel and Light Company,
           Inc.
     (18)  Wholly-owned subsidiary of Kokomo Gas and Fuel  Company.
     (19)  Minority-owned interest of NiSource Development Company, Inc.
     (20)  50% owned interest of NI-TEX, Inc.
     (21)  Minority-owned interest of NI-TEX Gas Services, Inc.
     (22)  Minority-owned interest of Market Hub Partners, Inc.
     (23)  Minority-owned interest of PNGTS Holding Corp.
     (24)  Wholly-owned subsidiary of Bay State Gas Company.
     (25)  Wholly-owned subsidiary of EnergyUSA, Inc. (IN).
     (26)  Wholly-owned subsidiary of EnergyUSA-TPC Corp.
     (27)  Wholly-owned subsidiary of TPC Gas Storage Services, Inc.
     (28)  Wholly-owned subsidiary of TPC Gas Storage Services, L.P.
     (29)  Wholly-owned subsidiary of NiSource Pipeline Group, Inc.
     (30)  Wholly-owned subsidiary of Granite State Gas Transmission Inc.
     (31)  Wholly-owned subsidiary of EnergyUSA, Inc. (MA).
     (32)  Majority-owned subsidiary of TPC Storage Services, Inc.
     (33)  Wholly-owned subsidiary of EnergyUSA Retail, Inc.
     (34)  Minority-owned interest of SCC Services, Inc.
     (35)  50% owned interest of IWC Resources Corporation.
     (36)  Wholly-owned subsidiary of Savage Alert, Inc.
     (37)  Minority-owned interest of Allison Development Company.
     (38)  Minority-owned interest of Natural Gas Development Inc.
     (39)  Minority-owned interest of PNGTS Holding Corp.
     (40)  Majority-owned interest of TPC Storage Services, L.P.
     (41)  Majority-owned interest of Market Hub Partners, L.P.
     (42)  Minority-owned interest of TPC Gas Storage Services, L.P.